UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 October 15, 2003
(Date of earliest event reported)

 TEXTRON INC.
(Exact name of Registrant as specified in its charter)

Delaware	I-5480	05-0315468
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

    40 Westminster Street, Providence, Rhode Island 02903
 (Address of principal executive offices, including zip code)

       (401) 421-2800
 (Registrant's telephone number, including area code)

                                            N/A
 (Former name or former address, if changed since last report)

Item 9.	Regulation FD Disclosure and
Item 12.	Results of Operations and Financial Condition

     On August 1, 2003, Textron sold certain assets and liabilities related to its remaining product line within the OmniQuip business to JLG Industries, Inc. Textron reclassified the aggregate financial results from this business, and all the previously sold OmniQuip businesses, as discontinued operations in the third quarter of 2003. Historical results from 1998 through the second quarter of 2003 have been recast to reflect the transaction and are available on Textron's investor relations homepage at www.textron.com and are attached hereto and incorporated herein by reference as Exhibit 99.

     The information in this Form 8-K and the Exhibit hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

By:	s/Michael D. Cahn
Name:	Michael D. Cahn
Title:	Senior Associate General Counsel-Securities and Assistant Secretary

 Dated: October 15, 2003